UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2020
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On October 8, 2020, Centennial Resource Development, Inc. (the “Company”) and Centennial Resource Production, LLC (“CRP”), a wholly owned subsidiary of the Company, entered into a Fourth Amendment (the “Amendment”) to its Second Amended and Restated Credit Agreement (the “Credit Agreement”), among CRP, as borrower, the Company, as parent guarantor, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto. Through the Amendment, the lenders reaffirmed the Company’s $700.0 million borrowing base in connection with the scheduled semi-annual borrowing base redetermination process.
The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On October 13, 2020, the Company issued a press release announcing the reaffirmation of the borrowing base for the Credit Agreement and the Company’s pro forma liquidity position as of September 30, 2020. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of October 8, 2020, among Centennial Resource Production, LLC, as borrower, Centennial Resource Development, Inc., as parent guarantor, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto.

99.1	Press Release dated October 13, 2020 of Centennial Resource Development, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	October 13, 2020